UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 13, 2019

Elvictor Group, Inc.
(Exact name of registrant as specified in its charter)
Nevada	333-225239	82-3296328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
30 Wall Street 8th Floor, New York, NY 10005
(Address of principal executive offices)
Registrant’s telephone number, including area code		646-491-6601
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 13, 2019, pursuant to the approval of a majority of the voting interests for Thenablers, Inc. (hereinafter the “Company”), the Company filed a Certificate of Amendment with the Secretary of State for Nevada to change its name from “Thenablers, Inc.” to “Elvictor Group, Inc.”, and to further take steps to make application of a corporate action with FINRA to have the name change approved and to change the symbol of the Company to “ELVG” or such symbol that is available and approved by the officers of the Company.

Pursuant to the approval of that application to FINRA, and on February 27, 2020, the name of the Company was changed to Elvictor Group, Inc. on OTCMarkets, and the symbol for trading was changed to “ELVG”.

Item 9.01             Financial Statements and Exhibits.

Exhibit 3.1	Certificate of Amendment, Filed December 13, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elvictor Group, Inc.
(Registrant)
Date:	February 27, 2020
		By:	/s/ Konstantinos Galanakis
		Name:	Konstantinos Galanakis
		Title:	Chief Executive Officer